UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2003

CARDIAC SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19567	33-0465681
(Commission File No.)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, CA 92614

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(949) 797-3800

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Exhibits:

99.1	Press Release of Cardiac Science, Inc., issued on July 30, 2003.

ITEM 9.    Regulation FD Disclosure (information provided under Item 12 – Results of Operations and Financial Condition).

On July 30, 2003, Cardiac Science, Inc. issued a press release to report its financial results for the quarter ended June 30, 2003. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding Cardiac Science and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

The foregoing information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE, INC.

By:	/s/ RAYMOND W. COHEN
Raymond W. Cohen, President and Chief Executive Officer Dated: July 30, 2003